UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2022

CORMEDIX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34673	20-5894890
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Connell Drive, Suite 4200 Berkeley Heights, NJ	07922
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 517-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	CRMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 13, 2022, CorMedix Inc. (the “Company”) held its Annual Meeting of the Stockholders of the Company (the “Annual Meeting”). Holders of shares of the Company’s common stock, Series E Preferred Stock and Series G Preferred Stock were entitled to vote at the Annual Meeting.

For more information about the foregoing proposals, please see the proxy statement filed by the Company with the Securities and Exchange Commission on August 30, 2022 (the “Proxy Statement”). The Company’s stockholders voted on the following four proposals at the Annual Meeting, casting their votes as described below.

Proposal No. 1 - Election of Directors. The following individuals, each of whom was named as a nominee in the Proxy Statement, were elected by the Company’s stockholders by a plurality of votes cast to serve on the Company’s board of directors until the Company’s 2023 annual meeting of stockholders. Information on the vote relating to each director standing for election is set forth below:

Nominee	FOR	WITHHELD	BROKER NON-VOTES
Paulo F. Costa	7,728,425	2,842,846	19,076,853
Janet Dillione	8,809,412	1,761,859	19,076,853
Gregory Duncan	8,772,532	1,798,739	19,076,853
Alan W. Dunton	8,752,880	1,818,391	19,076,853
Myron Kaplan	8,785,716	1,785,555	19,076,853
Steven Lefkowitz	9,243,754	1,327,517	19,076,853
Joseph Todisco	7,566,786	3,004,485	19,076,853

Proposal No. 2 - Advisory Vote on Executive Compensation. Proposal No. 2 was to approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed in the Proxy Statement. The proposal was approved. The results of the vote taken were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,041,682	2,406,462	123,127	19,076,853

Proposal No. 3 – Approval of Amendment and Restatement of the 2019 Omnibus Stock Incentive Plan. Proposal No. 3 was for the Company’s stockholders to approve an amendment and restatement of the Company’s 2019 Omnibus Stock Incentive Plan. The proposal was approved. The results of the vote taken were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,110,236	2,308,931	152,104	19,076,853

Proposal No. 4 - Ratification of Appointment of Auditors. Proposal No. 4 was to ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The proposal was approved. The results of the vote taken were as follows:

FOR	AGAINST	ABSTAIN
27,961,029	1,579,888	107,207

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORMEDIX INC.

Date: October 17, 2022	By:	/s/ Joseph Todisco
	Name:	Joseph Todisco
	Title:	Chief Executive Officer

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